Acquisitions - 2014 Activity, Estimated Fair Values of Assets Acquired and Liabilities Assumed (Details) (USD $) In Thousands, unless otherwise specified	Oct. 11, 2012	Feb. 28, 2014 Permian Basin [Member]
Business Acquisition [Line Items]
Proved oil and natural gas properties	$ 115,760	$ 170,174
Unevaluated oil and natural gas properties	111,373	123,243
Asset retirement obligations	(562)	(1,258)
Total fair value of net assets	$ 220,636	$ 292,159